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                                                                   EXHIBIT 10.58
                                                           CONFORMED AS EXECUTED

                               FIRST AMENDMENT TO
                               ------------------
                    AMENDED AND RESTATED US PLEDGE AGREEMENT
                    ----------------------------------------

          FIRST AMENDMENT TO AMENDED AND RESTATED US PLEDGE AGREEMENT (this "Amendment"), dated as of December 22, 2003, among RESOLUTION PERFORMANCE PRODUCTS INC., a Delaware corporation ("Holdings"), RESOLUTION PERFORMANCE PRODUCTS LLC, a Delaware limited liability company ("RPP USA"), RPP CAPITAL CORPORATION, a Delaware corporation ("US Finance Corp." and, together with RPP USA, the "US Borrowers" and each, a "US Borrower"), THE BANK OF NEW YORK, as trustee (together with any successor trustee, the "Additional Senior Secured Notes Trustee") for its benefit and for the benefit of the holders from time to time of the Additional Senior Secured Notes (as defined in the US Pledge Agreement (after giving effect to this Amendment) referred to below), and MORGAN STANLEY & CO., INCORPORATED, as Collateral Agent and Pledgee for the benefit of the Secured Creditors (as defined in the US Pledge Agreement). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the US Pledge Agreement (after giving effect to this Amendment).

                                   WITNESSETH:
                                   ----------

          WHEREAS, Holdings, the US Borrowers and the Pledgee entered into an Amended and Restated US Pledge Agreement, dated as of November 14, 2000, and amended and restated as of April 9, 2003 (as amended, modified or supplemented to, but not including, the date hereof, the "US Pledge Agreement"), which was acknowledged and agreed to by the Senior Secured Notes Trustee;

          WHEREAS, pursuant to the Fifth Amendment to the Bank Credit Agreement (the "Fifth Amendment to the Bank Credit Agreement"), dated as of December 15, 2003, the Bank Lender Creditors (which constitute the Required Secured Creditors determined before giving effect to this Amendment) have authorized the Pledgee to enter into an amendment to the US Pledge Agreement in the form of this Amendment to, inter alia and for the avoidance of doubt, to clarify that the Collateral of the US Borrowers (other than the Additional Senior Secured Notes Excluded Collateral) pledged under the US Pledge Agreement also secure the obligations of the US Borrowers in respect of the Note Credit Documents; and

          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows;

          NOW, THEREFORE, it is agreed:

          1.   The last sentence of the introductory paragraph of the US
Pledge Agreement is hereby amended by inserting the word "Bank" immediately prior to (i) the words "Credit Agreement" in each instance such words appear in such last sentence and (ii) the words "Credit Document Obligations" appearing in such last sentence.

          2. The first recital of the US Pledge Agreement is hereby amended by (i) deleting the text "(the "Credit Agreement")" appearing therein and inserting the text "the

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"Bank Credit Agreement")" in lieu thereof and (ii) deleting the words ""Lender
Creditors"" appearing therein and inserting the words ""Bank Lender Creditors"" in lieu thereof.

          3. The second, fifth, sixth, seventh and ninth recitals of the US Pledge Agreement (before giving effect to this Amendment) are hereby amended by inserting the word "Bank" immediately prior to the words "Credit Agreement" in each instance such words appear in such recitals.

          4.   The second, fifth and ninth recitals of the US Pledge
Agreement (before giving effect to this Amendment) are also amended by inserting the word "Bank" immediately prior to the words "Lender Creditors" in each instance such words appear in such recitals.

          5. The third recital of the US Pledge Agreement (before giving effect to this Amendment) is hereby amended by deleting the words "Lender Creditors" appearing therein and inserting the text "Bank Lender Creditors, the Note Lender Creditors" in lieu thereof.

          6. The US Pledge Agreement is hereby further amended by inserting the following new recitals immediately following the first recital contained therein:

          "WHEREAS, the US Borrowers and The Bank of New York, as trustee (together with any successor trustee, the "Additional Senior Secured Notes Trustee"), have entered into an Indenture, dated as of December 22, 2003 (as amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed thereunder) all or any portion of the indebtedness under such Indenture or any successor agreement whether or not with the same trustee, representative, agent, lenders, holders or group of lenders or holders, the "Note Credit Agreement" and, together with the Bank Credit Agreement, collectively, the "Credit Agreement"), providing for (i) the issuance by the US Borrowers of their 8% Senior Secured Notes due December 15, 2009 (the "Additional Senior Secured Notes") to the holders thereof from time to time (such holders, the "Additional Senior Secured Noteholders" and, together with the Additional Senior Secured Notes Trustee, the "Note Lender Creditors"; and the Note Lender Creditors and the Bank Lender Creditors are collectively the "Lender Creditors") and (ii) the guaranty by any future US Credit Party that is a Subsidiary Guarantor of the US Borrowers' obligations under the Note Credit Agreement and the Additional Senior Secured Notes (each such guaranty, together with the Note Credit Agreement and the Additional Senior Secured Notes, are herein called the "Note Credit Documents");

          WHEREAS, a portion of the proceeds from the issuance of the Additional Senior Secured Notes have been applied to repay in full all remaining outstanding Term Loans under the Bank Credit Agreement and such issuance is otherwise permitted by the Bank Credit Agreement and the Senior Secured
     Note Indenture (as defined below), and, accordingly for the avoidance of doubt, the Note Credit Agreement constitutes a part of the "Credit Agreement" and "First Lien Obligations" for the purposes of (and as defined in) this Agreement (before and after giving effect to this Amendment, and until such

                                      -2-

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     time, if any, as the indebtedness under the Note Credit Agreement is reclassified in accordance with the terms thereof) but does not constitute a part of the Bank Credit Agreement for the purposes of this Agreement;".

          7.   Section 1 of the US Pledge Agreement is hereby amended by
(i) inserting the parenthetical "(which term Credit Documents, for purposes of this clause (i) only, for the avoidance of doubt, also includes all Note Credit Documents)" immediately after the words "and the other Credit Documents" appearing in clause (i) of such Section 1 and (ii) deleting the last parenthetical statement appearing in such clause (i) and inserting the following new parenthetical statement in lieu thereof:

          "(all such obligations, indebtedness and liabilities under this clause
     (i), except to the extent consisting of Other Obligations, being herein collectively called the "Credit Document Obligations", and all such obligations, indebtedness, and liabilities under this clause (i), except to the extent consisting of Other Obligations and obligations, indebtedness or liabilities with respect to the Note Credit Documents, being herein collectively called the "Bank Credit Document Obligations")".

          8. Section 2(a) of the US Pledge Agreement is hereby amended by inserting the word "Bank" immediately prior to the words "Credit Agreement" appearing therein.

          9.   The definition of "Event of Default" appearing in Section
2(b) of the US Pledge Agreement is hereby amended by inserting the word "Bank" immediately prior to (i) the words "Credit Agreement" appearing in clause (iii) of such definition and (ii) the words "Credit Document Obligations" appearing in clause (ii) of such definition.

          10.  The definition of "Secured Debt Agreements" appearing in
Section 2(b) of the US Pledge Agreement is hereby amended by inserting the following new parenthetical immediately after the words "Credit Documents" appearing therein:

          "(which term Credit Documents, for purposes of this definition only, also shall include all Note Credit Documents)".

          11. Section 2(b) of the US Pledge Agreement is hereby further amended by inserting the following new definitions in the proper alphabetical order:

          "Additional Senior Secured Noteholders" shall have the meaning provided in the recitals to this Agreement.

          "Additional Senior Secured Notes" shall have the meaning provided in the recitals to this Agreement.

          "Additional Senior Secured Notes Excluded Collateral" shall have the meaning set forth in the US Security Agreement.

          "Additional Senior Secured Notes Trustee" shall have the meaning provided in the recitals to this Agreement.

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          "Bank Credit Agreement" shall have the meaning provided in the recitals to this Agreement.

          "Bank Credit Document Obligations" shall have the meaning set forth in
     Section 1 hereof.

          "Bank Lender Creditors" shall have the meaning provided in the recitals to this Agreement.

          "Intercreditor Agreement" shall mean the Intercreditor Agreement, dated as of December 22, 2003, among the Additional Senior Secured Notes Trustee, the Administrative Agent, the Pledgee and the Overdraft Creditors, and acknowledged and agreed to by the US Credit Parties from time to time party thereto, as amended, modified, restated, supplemented or replaced from time to time in accordance with the terms thereof, including, without limitation, any intercreditor or similar agreement with respect to any refinancing, replacement or restructuring (including, without limitation, any such agreement increasing the amount of indebtedness referred to therein or adding additional parties thereto) with respect to all or any portion of the indebtedness referenced in such agreement.

          "Note Credit Agreement" shall have the meaning provided in the recitals to this Agreement.

          "Note Credit Documents" shall have the meaning provided in the recital to this Agreement.

          "Note Lender Creditors" shall have the meaning provided in the recitals to this Agreement.

          12. Section 3.1(a) of the US Pledge Agreement is hereby amended by inserting the word "Bank" immediately prior to the words "Credit Agreement" appearing therein.

          13.  The last paragraph of Section 3.1 of the US Pledge
Agreement is hereby amended by (i) inserting the word "Bank" immediately prior to the words "Credit Agreement" appearing in clause (x) thereof, (ii) inserting the text "(A)" immediately following the text "(z)" appearing therein, (iii) deleting the period at the end of clause (z) thereof and inserting the text ", and" in lieu thereof and (iv) inserting the following new clause (B) at the end of clause (z) thereof:

     "(B)(I) the Note Lender Creditors shall not have a security interest in, and the grant of security interests pursuant to this Section 3.1 for the benefit of the Note Lender Creditors shall not extend to, any Additional Senior Secured Notes Excluded Collateral, and with respect to the Note Lender Creditors the "Collateral" shall not include the Additional Senior Secured Notes Excluded Collateral, and (II) the Liens, rights, remedies and benefits of the Note Lender Creditors in respect of the Collateral and this Agreement are also expressly subject to all of the terms, provisions and conditions of the Intercreditor Agreement."

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          14.  Section 5 of the US Pledge Agreement is hereby amended by inserting the word "Bank" immediately prior to the words "Credit Agreement" appearing therein.

          15.  Section 11 of the US Pledge Agreement is hereby amended by
(i) inserting the word "Bank" immediately prior to the words "Credit Agreement" appearing in the last sentence thereof and (ii) inserting the words "and Additional Senior Secured Notes" immediately following the words "outstanding Senior Secured Notes" appearing in the last sentence thereof.

          16. Section 19(a) of the US Pledge Agreement is hereby amended by deleting the proviso appearing in such Section in its entirety and inserting the following new proviso in lieu thereof:

          "; provided, however, at such time as (x) all Bank Credit Document Obligations have been paid in full in cash in accordance with the terms thereof and all Commitments and Letters of Credit under the Bank Credit Agreement have been terminated or (y) each of the Bank Lender Creditors, the Other Creditors and the Overdraft Creditors have released their Liens on all of the Collateral then, in either case, this Agreement and the security interests created hereby shall terminate (provided that all indemnities set forth herein (including, without limitation, in Section 11 hereof) and in Section 6 of Annex N to the US Security Agreement shall survive such termination) unless, in the case of preceding clause (x), any Event of Default under either the Note Credit Agreement or the Senior Secured Note Indenture exists as of the date on which the Bank Credit Document Obligations are repaid in full and terminated as described in such clause (x), in which case the security interests created under this Agreement in favor of the Note Lender Creditors and the Second Lien Creditors will not be released except to the extent the Collateral or any portion thereof was disposed of in order to repay the First Lien Obligations (although the security interests created in favor of the Note Lender Creditors and the Second Lien Creditors will be released when such Event of Default and all other Events of Default under the Note Credit Agreement and the Senior Secured Note Indenture cease to exist)."

          17. Section 19 of the US Pledge Agreement is hereby further amended by inserting the following new clause (f) at the end thereof:

          "(f) Without limiting the foregoing provisions of this Section 19, to the extent applicable following the qualification of the Note Credit Agreement under the Trust Indenture Act (but only insofar as this Agreement applies to the Note Lender Creditors), (i) the Pledgors shall comply with
     Section 314(d) of the Trust Indenture Act in connection with the release of property or Liens hereunder and (ii) the parties hereto agree that if any amendments to this Agreement or any other Security Document are required in order to comply with the provisions of the Trust Indenture Act, such parties shall cooperate and act in good faith to effect such amendments as promptly as practicable."

          18. Section 20(b) of the US Pledge Agreement is hereby amended by (i) inserting the word "Bank" immediately before the words "Lender Creditor" and "Credit Agreement" in each instance such words appear in clause (iii) thereof, (ii) inserting the text ";

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and" at the end of clause (vi) of such Section and (iii) inserting the following new clause (vii) immediately following clause (vi) of such Section:

          "(vii) if to the Additional Senior Secured Notes Trustee or any other Note Lender Creditor, at:

                 The Bank of New York
                 101 Barclay Street - 8W
                 New York, NY  10286
                 Attention:  Corporate Trust Division
                 Telephone No.:  (212) 815-4799
                 Telecopier No.: (212) 815-5707

          19.  Section 27 of the US Pledge Agreement is hereby amended by
(i) inserting the text "(a)" immediately before the word "It" appearing at the beginning of said Section, (ii) inserting the text "(b)" immediately before the beginning of the third sentence thereof and (iii) inserting the following new clause (c) at the end thereof:

          "(c) To the extent not otherwise provided in a guaranty given by a Pledgor in respect of the First Lien Obligations in favor of the Note Lender Creditors only, each Pledgor, other than Holdings, RPP USA, US Finance Corp. and any other Subsidiary of Holdings that is not also a Subsidiary of RPP USA (collectively, the "note lien pledgors"), the Additional Senior Secured Notes Trustee and each other Note Lender Creditor hereby confirm that it is the intention of all such Persons that the grant of the security interest hereunder by the note lien pledgors with respect to such First Lien Obligations only and such First Lien Obligations of each such note lien pledgor hereunder does not constitute a fraudulent transfer or conveyance for purposes of any bankruptcy law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Agreement and such First Lien Obligations only of the note lien pledgors hereunder. To effectuate the foregoing intention, the Additional Senior Secured Notes Trustee, the other Note Lender Creditors and the note lien pledgors hereby irrevocably agree that the First Lien Obligations of the note lien pledgors hereunder in favor of the Note Lender Creditors only, at any time shall be limited to the maximum amount (after taking into account any guaranty of the other First Lien Obligations by the note lien pledgors) as will result in such First Lien Obligations of the note lien pledgors hereunder in favor of the Note Lender Creditors only, not constituting a fraudulent transfer or conveyance. For purposes hereof, "bankruptcy law" means any proceeding of the type referred to in Section 6.1(vi) or (vii) of the Note Credit Agreement or title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors."

          20. By accepting the benefits of the US Pledge Agreement, the Additional Senior Secured Notes Trustee and the other Note Lender Creditors expressly acknowledge and agree to all of the terms and conditions of the US Pledge Agreement (as amended by this Amendment).

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          21.  This Amendment shall become effective as of the date (the
"First Amendment Effective Date") when (i) Holdings, the US Borrowers, the Pledgee and the Additional Senior Secured Notes Trustee shall have executed and delivered (including via facsimile) a counterpart hereof to the Pledgee and (ii) the Fifth Amendment to the Bank Credit Agreement shall have become effective in accordance with its terms.

          22. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to Holdings, the US Borrowers, the Pledgee, the Overdraft Creditors, the Senior Secured Notes Trustee and the Additional Senior Secured Notes Trustee.

          23. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          24. From and after the First Amendment Effective Date, all references in the US Pledge Agreement and each of the other Credit Documents to the US Pledge Agreement shall be deemed to be references to the US Pledge Agreement as modified hereby.

          25. This Amendment is limited as specified and shall not constitute a modification, acceptance or amendment of any other provision of the US Pledge Agreement or any other Credit Document.

                                      * * *


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          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                        RESOLUTION PERFORMANCE PRODUCTS INC.,
                                         as a Pledgor


                                        By:  /s/ Mark S. Antonvich
                                            ------------------------------------
                                            Title: Vice President and General
                                                   Counsel


                                        RESOLUTION PERFORMANCE PRODUCTS LLC,
                                         as a Pledgor


                                        By:  /s/ Mark S. Antonvich
                                            ------------------------------------
                                            Title: Vice President and General
                                                   Counsel


                                        RPP CAPITAL CORPORATION,
                                         as a Pledgor


                                        By:  /s/ Mark S. Antonvich
                                            ------------------------------------
                                            Title: Vice President and General
                                                   Counsel


                                        MORGAN STANLEY & CO., INCORPORATED,
                                         as Collateral Agent and Pledgee


                                        By:  /s/ Michael Hart
                                            ------------------------------------
                                            Title: Managing Director


                                        THE BANK OF NEW YORK,
                                         as the Additional Senior Secured
                                         Notes Trustee on its own behalf and
                                         on behalf of the Additional Senior
                                         Secured Noteholders


                                        By:  /s/ Timothy J. Shea
                                            ------------------------------------
                                            Title: Assistant Treasurer